UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019

Forestar Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10700 Pecan Park Blvd., Suite 150, Austin, Texas		78750
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (512) 433-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operation and Financial Condition.

In connection with a proposed private offering of $300 million aggregate principal amount of senior notes (the “Offering”), Forestar Group Inc. (“we,” or the “Company”) is disclosing the following estimated preliminary financial results:

Recent Financial Results

We have not yet completed preparation of financial statements for the fiscal quarter ended March 31, 2019, but based on preliminary data available to us, we expect to report:

•

approximately 550 total lots sold for such period, including approximately 450 lots sold to D.R. Horton, Inc. (“D.R. Horton”), compared to 304 total lots sold including 183 lots sold to D.R. Horton for the fiscal quarter ended March 31, 2018

•

total revenues ranging from $60 million to $65 million for such period, including $45 million to $50 million of residential lot sales revenue, compared to $23 million of total revenues including $20 million of residential lot sales revenue for the fiscal quarter ended March 31, 2018

•	total cash and cash equivalents of approximately $65 million as of March 31, 2019

•	total debt, net of discount and fees, of approximately $150 million, including $35 million of outstanding borrowings under our unsecured revolving credit facility, as of March 31, 2019

We have provided ranges, rather than specific amounts, for certain preliminary operating results above because we have not performed closing procedures for the fiscal quarter ended March 31, 2019. The preliminary operating results presented above are based upon estimates and currently available information, and are subject to revision as a result of, among other things, the completion of our financial closing procedures, the completion of our financial statements for such period and the completion of other operational procedures (all of which have not yet been completed). Additional items that may require adjustments to the preliminary operating results may be identified. Our actual results may be materially different from our estimates, which should not be regarded as a representation by us, our management or the initial purchasers as to our actual results for the fiscal quarter ended March 31, 2019. You should not place undue reliance on these estimates. In addition, the estimated data is not necessarily indicative of our results for any future period. We do not intend to update or otherwise revise these estimates to reflect future events. These estimates have been prepared by and are the responsibility of our management. Ernst & Young LLP, our independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary data, and accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The assumptions and estimates underlying the estimated financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties, including those described under “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our transition report on Form 10-KT for the nine months ended September 30, 2018 and our quarterly report on Form 10-Q for the three months ended December 31, 2018.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2019, the Company commenced the Offering, subject to market and other conditions. In connection with the Offering, on April 3, 2019, the Company distributed a confidential preliminary offering memorandum containing the preliminary financial results set forth above in Item 2.02 (the “Preliminary Financial Results”), which are incorporated herein by reference.

The information furnished under Items 2.02 and 7.01 herein is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction. The Offering has not been and will not be registered under the Securities Act of 1933, as amended, and will be made pursuant to applicable exemptions from the registration requirements thereof.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “anticipate,” “could,” “estimate,” “likely,” “intend,” “may,” “plan,” “expect,” and similar expressions, including references to assumptions. These statements reflect the Company’s current views with respect to future events and are subject to risks and uncertainties. The Company notes that a variety of factors and uncertainties could cause its actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: the effect of D.R. Horton’s controlling level of ownership on the Company and its stockholders and holders of notes; the Company’s ability to realize the potential benefits of the strategic relationship with D.R. Horton; the effect of the Company’s strategic relationship with D.R. Horton on its ability to maintain relationships with its vendors and customers; demand for new housing, which can be affected by a number of factors including the availability of mortgage credit, job growth and fluctuations in interest rates; competitive actions by other companies; accuracy of estimates and other assumptions related to investment in and development of real estate, the expected timing and pricing of land and lot sales and related cost of real estate sales; the Company’s ability to hire and retain key personnel; changes in governmental policies, laws or regulations and actions or restrictions of regulatory agencies; general economic, market or business conditions where the Company’s real estate activities are concentrated; the Company’s ability to achieve its strategic initiatives; the Company’s ability to obtain future entitlement and development approvals; the Company’s partners’ ability to fund their capital commitments and otherwise fulfill their operating and financial obligations; the Company’s ability to obtain or the availability of surety bonds to secure its performance related to construction and development activities and the pricing of bonds; obtaining reimbursements and other payments from special improvement districts and other agencies and timing of such payments; the levels of resale housing inventory in the Company’s development projects and the regions in which they are located; fluctuations in costs and expenses, including impacts from shortages in materials or labor; the opportunities (or lack thereof) that may be presented to the Company and that it may pursue; the strength of the Company’s information technology systems and the risk of cybersecurity breaches; the conditions of the capital markets and the Company’s ability to raise capital to fund expected growth; and the Company’s ability to comply with its debt covenants, restrictions and limitations. Additional information about issues that could lead to material changes in performance and risk factors that have the potential to affect the Company is contained in its transition report on Form 10-KT and its most recent quarterly report on Form 10-Q, both of which are filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forestar Group Inc.

Date: April 3, 2019	By:	/s/ CHARLES D. JEHL
Charles D. Jehl
Executive Vice President, Chief Financial Officer & Treasurer